Scout Investments

Scout Global Equity Fund

Supplement dated June 26, 2015 to the Prospectus dated October 31, 2014

The purpose of this supplement is to update the Prospectus regarding the addition of Charles John to the portfolio management team of the Scout Global Equity Fund (the “Fund”).  Effective June 30, 2015, Mr. John will serve as a co-portfolio manager of the Fund.

Therefore, effective June 30, 2015, the following changes are made to the Prospectus:

I.	The following is added to the table in the “Investment Advisor and Portfolio Managers” section of the Fund’s Summary on page 10 of the Prospectus:

Portfolio Manager	Title	Experience Managing the Fund
Charles John	Co-Portfolio Manager of the Fund	Since June 30, 2015

II.
The following paragraph is added to the portfolio manager business experience information for the Fund under the “Portfolio Managers” sub-section of the “Investment Advisor and Portfolio Managers” section on page 44 of the Prospectus:

Charles John, CFA, is co-portfolio manager of the Scout Global Equity Fund.  Mr. John has served as a co-portfolio manager of the Fund since June 30, 2015.  Mr. John previously served as a senior investment analyst on the Advisor’s domestic research team.  Mr. John joined the Advisor in 2013, following previous employment at the Capital Group from 2011-2013, where he served as an equity research associate, and at Canaccord Genuity from 2010-2011, where he served as an equity research analyst.  Mr. John earned his Bachelor of Engineering degree from the Bangalore Institute of Technology in India and his MBA with a concentration in finance from the University of Missouri – Kansas City.  Mr. John is a CFA® charterholder and a member of the CFA Society Kansas City as well as the CFA Institute.

You should keep this Supplement for future reference.  Additional copies of the Prospectus may be obtained free of charge by calling (800) 996-2862.

Scout Investments

Scout Investments

Scout Global Equity Fund

Supplement dated June 26, 2015 to the Statement of Additional Information (“SAI”) dated October 31, 2014

The purpose of this supplement is to update the SAI regarding the addition of Charles John to the portfolio management team of the Scout Global Equity Fund (the “Fund”).  Effective June 30, 2015, Mr. John will serve as a co-portfolio manager of the Fund.

Therefore, effective June 30, 2015, the following changes are made to the SAI:

I.
The following is added to the information regarding the portfolio managers’ ownership of shares of the Fund in the “Investments in the Funds” sub-section of the “Portfolio Managers” section on page 127 of the SAI:

Scout Global Equity Fund

Name of Portfolio Manager	Dollar Range of Shares Owned
Charles John1	$1–$10,000

1 Information with respect to Mr. John is provided as of June 26, 2015.

II.
The following is added to the information regarding the portfolio managers’ other accounts managed with respect to the Fund in the “Other Managed Accounts” sub-section of the “Portfolio Managers” section on page 128 of the SAI:

	Other Registered Investment Companies Managed by Portfolio Manager		Other Pooled Investment Vehicles Managed by Portfolio Manager				Other Accounts Managed by Portfolio Manager
Portfolio Manager	Number	Total Assets	Number	Total Assets	Number with Performance-Based Fees	Total Assets of Pooled Investment Vehicles with Performance-Based Fees	Number	Total Assets	Number with Performance-Based Fees	Total Assets of Accounts with Performance-Based Fees

Charles John1	0	$0	0	$0	0	$0	0	$0	0	$0
(Scout Global Equity Fund)

1 Information with respect to Mr. John is provided as of June 26, 2015.

You should keep this Supplement for future reference. Additional copies of the SAI may be obtained free of charge by calling (800) 996-2862.

Scout Investments